SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 17, 2010

SIONIX CORPORATION
(Exact name of Company as specified in Charter)

Nevada	002-95626-D	87-0428526
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2801 Ocean Park Blvd. Suite 339
Santa Monica, CA 90405
(Address of Principal Executive Offices)

(847) 235-4566
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

ITEM 7.01  REGULATION FD DISCLOSURE

On March 17, 2010 at 2pm Pacific, Sionix Corporation held a special meeting of its shareholders. Following the meeting, Sionix’ President, David R. Wells, presented a slide show to discuss the business of Sionix. A copy of the slide show is attached as an exhibit to this Current Report.

ITEM 9.01  EXHIBITS

(d)           Exhibits

99.1         Power Point Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2010

SIONIX CORPORATION

By:	/s/ David R. Wells
David R. Wells
President and Chief Financial Officer